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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-43174, No. 33-90972 and No. 333-41247) of WD-40
Company of our report dated October 1, 2000 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.




PRICEWATERHOUSECOOPERS LLP

San Diego, California
October 23, 2000